UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2012

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1880 S. Dairy Ashford, Suite 300 Houston, Texas 77077-4760

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 674-0100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition

The following information is disclosed pursuant to Item 2.02 — Results of Operations and Financial Condition:

On March 7, 2012, RigNet, Inc. issued a press release announcing its operating results for the three months and year ended December 31, 2011. The press release is attached as Exhibit 99.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Description

99	Press release of RigNet, Inc. dated March 7, 2012 announcing its operating results for the three months and year ended December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

By:	/s/ MARTIN L. JIMMERSON, JR.
Martin L. Jimmerson, Jr.
Chief Financial Officer
(Principal Financial & Accounting Officer)

Date: March 7, 2012

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